Exhibit 10.35


                          PEOPLES HERITAGE SAVINGS BANK
                           CONSTRUCTION LOAN AGREEMENT


         THIS AGREEMENT made on March 11, 1997 by and between FIVECOM OF MAINE LLC, a Massachusetts limited liability company ("Borrower"), FIVECOM LLC, a Massachusetts limited liability company ("Owner") and PEOPLES HERITAGE SAVINGS BANK, a savings institution having its principal place of business at One Portland Square, Portland, Maine 04112-9540 (hereinafter called the "Lender").

         1. Loan. Borrower has given to the Lender contemporaneously herewith a certain Note in the original principal amount of One Million Six Hundred Thousand Dollars ($1,600,000) (the "Note"), secured in part by a Loan and Security Agreement ("Security Agreement") creating a security interest in certain assets of the Maker (which assets are hereinafter collectively referred to as the "Collateral"), and being more particularly described in the Security Agreement. All capitalized terms not otherwise defined herein are defined, and given the same meaning, as in the Note, the Security Agreement or other documentation securing or governing the Note (collectively, including the Note, the "Loan Documents").

         2. Improvements. Borrower and Owner will cause to be installed a Fiber Optic Network ("Improvements") in accordance with the specifications, drawings and plans ("Plans") identified in an Agreement for the Provision of Fiber Optic Facilities and Services between Central Maine Power Company and Borrower, dated January 7, 1997, under a construction contract (the "Contract") entered into by Owner with CMP International Consultants, a/b/a E/PRO Engineering and Environmental Consulting, a Maine corporation (the "Contractor"), dated January 17, 1997, as modified by Change Order #1, dated February 27, 1997, copies of the Plans and Contract being separately delivered to Lender, and will use the proceeds of the Note to so install said Improvements.

         3. Covenants, Warranties and Agreements. In consideration of the making of the loan evidenced by the Note (the "Loan"), and periodic advances of the proceeds thereof, the Borrower and the Owner covenant, warrant and agree as follows:

         a. To proceed on or before the date hereof with the construction of the Improvements according to the Plans and the Contract, all to be in accordance with all applicable building laws, ordinances, and restrictions, if any, and to continue the construction with diligence and without undue delay to completion in accordance with the Contract, the Plans, this agreement, and the requirements of all governmental authorities having jurisdiction, all to be finally completed by July 11, 1997;

         b. To comply with all applicable building, zoning, environmental and land use laws and ordinances, and all restrictions or other encumbrances affecting the Improvements, to obtain and keep in force valid building permits and all other necessary permits, and to fulfill in every way the requirements of any governmental agency, and any other rating or inspection organization, bureau, association or office having jurisdiction;

         c. That each will, in proceeding with the construction and use of the Improvements, comply with all applicable statutes, ordinances, regulations and other governmental requirements relating to the construction and operation of fiber optic communication networks

         d. That each will, in proceeding with the construction and use of the Improvements, comply with all applicable statutes, ordinances, regulations and other governmental requirements relating to the discharge, accumulation and disposal of waste materials and by-products, whether solid, liquid, gaseous, or of any other nature;

         e. To keep the Collateral and Improvements free from mechanic's liens, other liens and claims, whether inferior or superior to the lien of the security interests created under the Security Agreement ("Security Interests"), and a termination of the Security Interests and taking of new Security Interests in substitution therefor shall not release or diminish this obligation; to keep the Improvements in good repair and insured against loss by fire and other casualty to an amount and by such companies as shall be satisfactory to Lender, and maintain such insurance for the benefit of and first payable in case of loss to Lender or its assigns; such policies of insurance may be endorsed to make loss, during construction payable to the Contractor, as its interest may appear. In case of insured loss, Lender, at its option, may credit all or part of the insurance proceeds to the outstanding debt of Borrower, or may use all or part thereof for rebuilding or repairing the loss or damage; to provide or cause to be provided workmen's compensation insurance and public liability and any other insurance required by any applicable law or by the general conditions of the Plans;

         f. To furnish all waivers of liens or claims on the Collateral, and such other surveys, releases and assurances as Lender may reasonably deem necessary or may request for its protection;

         g. To pay all indebtedness as required by the Loan Documents and otherwise comply - with all terms and conditions set forth in the Note, Security Agreement, and this Agreement, and to execute and deliver to Lender such further documents and security instruments as Lender may reasonably require for its protection or to implement the intent of this Agreement;

         h. To pay on demand to Lender added funds should additional construction costs and related costs of Improvements beyond original estimates be reasonably determined necessary by Lender in order to complete the Improvements;

         i. Borrower and Owner each covenants that it will hold in trust each advance received by it hereunder for application to the items for which such advance was requested and approved, and that it will not transfer, assign or pledge any of its right, title and interest in, or title to, any funds deposited by Borrower or Owner with Lender or reserved by Lender for Borrower or Owner, without the prior written consent of Lender;

         j. To furnish Lender, upon its request, executed copies of all construction contracts and subcontracts, change orders, invoices, bonds, estimates with respect to the Improvements, and also upon its request to give sworn statements setting forth names of contractors, subcontractors, and all others furnishing labor, materials and services in connection with the Improvements, including amounts due, amounts paid and total contract prices;

         k. Lender shall have the right to retain, at Borrower's cost and expense, either an officer or employee of Lender or an outside consulting architect, engineer or inspector to (i) advise Lender as to the accuracy of the budget for the construction of the Project, (ii) as to whether the final plans and specifications for the Project are satisfactory for the intended purposes,
(iii) to make periodic inspections of the construction of the Project and to approve requisitions, (iv) to advise Lender as to any requested change orders, and (v) to review any construction contracts related to the Project. Lender, or any of its officers or employees, or any inspector retained by Lender will not assume any obligations to Borrower or Owner or any other party concerning the quality of the construction of the Project as a result of any inspection activities.

         l. At the time of the first disbursement of Loan proceeds and at all times thereafter, there shall remain sufficient unadvanced Loan proceeds to meet at least Fifty Percent (50%) of all remaining direct and indirect construction and related costs of the Improvements;

         m. The Loan proceeds shall be advanced to finance the construction of the Project in accordance with plans and specifications which shall be subject to Lender approval. Lender will make disbursements on account of the Loan not more often than once monthly after receipt of (i) written certification by a site inspector approved by Bank that the work is proceeding to his satisfaction and in accordance with the approved plans and specifications, and that the undisbursed amount of the Loan will be sufficient to complete at least Fifty Percent (50%) of the remaining work, (ii) evidence satisfactory to Lender, including lien waivers from all contractors, subcontractors, suppliers, and suppliers of subcontractors for services and materials already provided, that there are no mechanic's or other liens prior to Lender's Security Interest (excepting only de minimis liens), and (iii) an updated construction budget and requisition form. Lender may also require updating of cost breakdowns, surveys and title insurance policies without further exceptions as conditions of each advance and shall contain such other terms and conditions, including commencement and completion dates as Lender may reasonably require.

         n. On completion of the work such inspector shall certify to Lender that all of the work was performed to his satisfaction, in accordance with the approved plans and specifications, and in compliance with all applicable codes, ordinances, rules and regulations relating to the construction of the Project.

         o. To allow Lender, through its agents and employees, to inspect the Improvements, including, without limitation, all work done, all materials, supplies, equipment and fixtures furnished, installed or stored in, on or about the Collateral, and all books, subcontracts, and records of Borrower or Owner at all reasonable times, which inspections Borrower and Owner each acknowledges are for the sole benefit of Lender in its capacity as a lender;

         p. To pay all reasonable costs, charges and expenses, including legal fees, heretofore or hereafter incurred by Lender in connection with this Agreement, the Note, the Security Agreement and any other documents executed herewith or pursuant hereto or in connection with the enforcement of Lender's rights hereunder or under the Note, the Security Agreement or any other security instruments held by Lender in the event of a default hereunder or thereunder and further, including the reasonable expense of any independent architect, engineer, consultant or other expert retained by Lender to protect its interest in connection with the Loan or the construction of the Improvements;

         q. To pay when due all taxes and any assessments relating to the Improvements and Collateral;

         r. Not to make any changes in the Plans, or changes by altering or adding to the work contemplated, or orders for extra work, which will result in a net Improvement cost increase, or will change the design concept, or will result in a net cumulative Improvement cost decrease of more than Two Percent (2%) of the Contract amount without the prior written approval of the Lender and under such conditions as the Lender may establish; and

         s. Within thirty (30) days of completion of the Improvements, to furnish to the Lender satisfactory evidence that all work requiring inspection by all governmental authorities having jurisdiction has been duly inspected and approved by such authorities, as well as by the rating or inspection organization, bureau, association or office having jurisdiction; and that all requisite certificates of occupancy or use and other approvals have been issued.

         4. Assignment of Contracts, Specifications and Permits. Borrower and Owner each hereby assigns and transfers, and grants a present security interest in, all of its rights and interests as owner in all Contracts and Agreements ("Contracts") with architects, engineers, contractors, subcontractors, material providers and others ("Contracting Parties") relating to design, construction and furnishing of the Improvements, now existing or hereafter arising, and also all rights and interests in the Plans and all other drawings, plans, specifications, documents, studies and other materials prepared by or on behalf of the Borrower, Owner or the Contracting Parties ("Specifications") and also all permits, licenses, approvals including all applications therefore ("Permits"), to Lender, provided, however, that Lender may not exercise such rights and interests unless and until Borrower shall have defaulted in its obligations to Lender under the Loan Documents. Lender shall have no obligation or liability to perform the obligations of Borrower or Owner under the Contracts, Plans and/or Permits until Lender assumes such obligations by notice in writing to Contracting Parties; the Contracting Parties are hereby authorized, upon receiving such written notice from Lender, to recognize Lender as the owner of all rights and interest of the Borrower and Owner in the Contracts, Specifications and Permits; Borrower and Owner each acknowledges that it remains fully liable to perform its obligations under the Contracts, Specifications and Permits.

         5. Requisition Procedures. Lender agrees by acceptance of this Agreement, all other Loan documents required by it, and said commitment loan fee to lend and advance to Borrower or Owner the amount of the Note, or such lesser amount as may be required to complete the Improvements as determined by Lender, subject to the covenants and provisions of this Agreement and all other Loan documents required by it, in periodic installments as the Improvements progress in accordance with the Plans, upon written application by Borrower or Owner and upon satisfactory evidence to Lender of stages of completion as certified by a qualified person agreeable to Lender.

         a. The Borrower or Owner shall make monthly applications on forms approved by the Lender for such advances of Loan proceeds from the Lender. Applications for advances with respect to the Improvements shall be for amounts equal to:

                  i. Fifty Percent (50%) of the total value of classes of the work acceptably completed; less

                  ii.      prior advances;

                  iii. but in no case shall any such advance be less than Five Percent (5%) of the Contract price.

         b. Values shall be computed in accordance with the amounts assigned to classes of the work in the detailed construction budget, as approved by Lender and incorporated herein by reference. Funding of the final requisition shall be withheld pending certification of final completion and release or termination of all mechanic's, material providers', and other liens against the Collateral.

         c. Each application shall be filed at least five (5) days before the date the advance is desired, and the Borrower and Owner shall be entitled thereon only to such amount as may be approved by the Lender. Prior to each advance of Loan proceeds, Lender reserves the right to request updates of previously delivered opinions of counsel, and evidence satisfactory to it that there has been no material adverse change since the date of the application for the Loan, or since any of the preceding advances or disbursements, in the record title to the Lender's security, or in the financial or any other condition of the Borrower which would warrant, in Lender's judgment, withholding or not making any such advance, and Lender may require Borrower or Owner to obtain from the Contractor and all subcontractors and material providers dealing directly with the Contractor, acknowledgments of payment and releases of liens down to the date covered by the last advance, and concurrently with the final payment for the Improvements. Such acknowledgments and releases shall be satisfactory in form and substance to the Lender and shall cover all work done, labor performed and materials (including equipment and fixtures) furnished in connection with the Improvements.

         d. Such disbursements or advances of Loan proceeds may be made at the discretion of Lender directly to Borrower, or to any contractor, subcontractor, material man, or other person or entity providing labor, services or materials, or jointly to two or more of them, or may be applied by Lender to the discharge of any liens or other encumbrances upon the Collateral or upon any materials stored thereon or therein. Lender in any event reserves the right to verify payments for Improvement costs from Borrower's checkbooks and records. Lender, without being obligated to do so, may make advances hereunder after maturity of the Note or expiration of the agreed upon term for making the Improvements without in any way detracting from or limiting its rights hereunder or under the Note, Security Agreement, or any other instrument or agreement relating to the Loan.

         6. Defaults. The parties hereto agree that this Agreement is primarily one among Borrower, Owner and Lender and if at any time before the entire Loan has been advanced:

         a. the interest of the Borrower in the Collateral shall pass from Borrower voluntarily or involuntarily; or

         b. if any court action affecting any part of the Loan proceeds remaining to be advanced is pending: or

         c. if the Improvements shall be substantially damaged in any manner; or

         d. if the Borrower or Owner shall have violated or failed to perform, in any material respect any of the covenants or conditions contained in this Agreement, the Note, Security Agreement or any other instrument or agreement securing or relating to the Loan: or

         e. if any representation made by the Borrower or the Owner herein or in any certificate, statement or survey furnished by or on behalf of Borrower or Owner, shall prove to have been false in any material respect when made or furnished; or

         f. if the Lender shall not have a valid, perfected lien of record on the Collateral for the equal and ratable security of the full amount of all advances outstanding under this Agreement; or

         g. if the Lender shall determine in good faith that the Improvements are not being properly constructed in accordance with the Contract, the Plans, and the requirements of any governmental body having jurisdiction; or

         h. if Borrower and Owner at any time prior to the completion of the Improvements both abandon the work or there is any substantial suspension of work for a period in excess of twenty (20) days irrespective of the cause thereof; or

         i. if Borrower or Owner make any changes in the Plans or other contract documents, or enter into any additional contract for the construction of the Improvements without first having obtained the written consent of Lender in contravention of ss.3(r); or

         j. if the Collateral or any part thereof are condemned or taken by exercise of the right of eminent domain or are purchased in lieu of the exercise of such right; or

         k. there occurs the dissolution, termination of existence, insolvency, appointment of a receiver of any part of the property of, assignment for the benefit of creditors by or the commencement of any proceedings under any bankruptcy or insolvency law or any other law relating to the relief of debtors by or against the Borrower or Owner, THEN, in any such case, so long as such event or condition continues uncured and not expressly waived or consented to in writing by the Lender, the Lender shall not be required to advance any part of the remainder of the Loan and it may elect to terminate this Agreement, and may at any time thereafter declare the unpaid principal of and all accrued interest on the Note to be immediately due and payable without notice or demand, and may take such other action as the law and/or the Loan Documents allow: it being expressly agreed that full, material performance or observance of said provisions shall be conditions precedent to the Lender's undertaking to advance the remainder of the Loan or any part thereof; no creditor of Borrower, Owner or any other person, entity or court shall have any claim upon the unadvanced remainder of the Loan, and Lender shall in no case be a trustee or fiduciary for anyone with respect thereto; provided, however, that such conditions precedent or any of them may be waived at any time by the Lender by an express written waiver, but no waiver at any time of any of said conditions shall be construed as a right to subsequent waiver of the same provision or condition.

         7. Lender Rights. If Lender elects to terminate this Agreement in accordance with ss.6, it may use and apply any funds deposited with it by the Borrower or Owner, regardless of the purpose for which such funds were deposited, in such manner and for such purposes as the Lender may determine. When an event or condition of default continues uncured for more than fifteen
(15) days, Lender may, in addition to any and all other rights and remedies available to it, take possession of the Collateral and assume control of the Improvements and the work and cause them thereafter to be carried on in such manner as Lender may deem advisable. In such event Lender shall not be obligated to continue the Improvements to completion. To this end, the Lender or its agents may enter into and upon and take possession of the Collateral and perform any and all work and labor necessary to complete the Improvements substantially according to the Plans, and employ watchmen to protect the Collateral from injury. All supplies and construction materials of the Borrower at the time of such entry situated on or near the Collateral shall become the property of the Lender without payment therefor to be used in said completion and the Lender is given full power and authority to make such entry and to enter into such contracts or arrangements as may be necessary to complete the Improvements; money so expended by Lender shall be added to the principal amount of the Loan and be deemed to have been paid to the Borrower and secured by the Security Agreement and shall be payable by the Borrower on demand with interest at the same rate as is called for by the Note. Borrower and Owner each hereby assigns all its right, title and interest in and to all contracts, now or hereafter existing, for the Improvements, to the Lender for Lender's use in the event that it enters the Collateral for the purpose of completing the Improvements, but it is agreed that in any event Lender shall not be bound by any such contracts or under any obligation to fulfill the Borrower's or Owner's commitments thereunder unless and until Lender elects to do so in writing with the various contractors, material providers or other parties to such contracts. For the above purposes, the Borrower and Owner each hereby makes, constitutes and appoints the Lender its true and lawful attorney-in-fact with full power of substitution in the Collateral, with full, complete and irrevocable authorization to complete the Improvements in the name of the Borrower or Owner and to bind Borrower or Owner to any contracts, commitments or undertakings deemed necessary or advisable by Lender for the purpose of completing the Improvements in accordance with the Plans. The Borrower and Owner each hereby empowers the Lender as such attorney as follows:

         a. To use any funds of the Borrower or Owner, including any balance which may be held in escrow and any funds which may remain unadvanced hereunder for the purpose of completing the Improvements substantially in the manner called for by the Plans, or to such other degree of completion as Lender may deem necessary or advisable;

         b. To make such additions, changes and corrections in the Plans as shall be necessary or desirable to complete the Improvements in substantially the manner contemplated by the Plans;

         c. To employ such contractors, subcontractors, agents, architects, engineers, consultants and inspectors as shall be required for said purposes;

         d. To pay, settle or compromise all existing bills and claims which may be liens against the Collateral, or as may be necessary or desirable for the completion of the Improvements, or for clearance of title;

         e. To execute all applications and certificates in the name of the Borrower or Owner which may be required by any of the contract documents;

         f. To prosecute and defend all actions or proceedings in connection with the Collateral or the construction of the Improvements and to take such action and require such performance as it deems necessary under the accepted guaranty of completion; and

         g. To do any and every act which the Borrower or Owner might do in its own behalf. It is further understood and agreed that this power-of-attorney, which shall be deemed to be a power coupled with an interest, cannot be revoked. The Borrower hereby assigns and quit-claims to the Lender all sums unadvanced under the Security Agreement and all sums due in escrow conditioned upon the use of said sums for the completion of the Improvements, such assignment to become effective only in case of default.

         8. Borrower-Lender Relationship. It is understood between the parties hereto that Borrower and/or Owner has selected all contractors, subcontractors, material providers, as well as all others furnishing services or materials to or for the Collateral and Improvements and Lender has and shall have no responsibility whatsoever for them or for the quality of their materials or workmanship, it being understood that Lender's sole function is that of a commercial lender and the only consideration passing from Lender to Borrower or Owner is the Loan proceeds in accordance with and subject to the terms of this Agreement. It is also agreed that neither Borrower nor Owner shall have any right to rely on any procedures required by Lender herein, such procedures being solely for the protection of the Lender in its capacity as Lender and no one else. Borrower and Owner each hereby agrees to hold and save Lender harmless and indemnify it against and from any and all claims, of any kind, or any persons, including but without limiting the generality of the foregoing, employees and invitees of Borrower or Owner, and of any contractor constructing the Improvements and the employees, subcontractors and suppliers of any such contractor, arising from or out of the construction, implementation, use or possession of the Improvements, except to the extent that Lender exercises its rights to complete construction and such liability is found to have arisen due to Lender's grossly negligent, reckless or intentional acts.

         9. Binding. The Borrower, Owner and Lender agree that all the provisions herein shall be binding upon and inure to the benefit of their respective legal representatives, successors and assigns except as herein provided, and shall in all respects be governed by the laws of the State of Maine. As used in this Agreement, the term "Lender" shall be deemed to include any person or entity to whom the Note and Security Agreement referred to herein shall be assigned, in whole or in part.

         10. Contractor. The Contractor joins in this Agreement for the purpose of agreeing with Lender that should Lender, its successors or assigns, under the terms of this Agreement request it as Contractor to complete the Improvements under its written contract with Owner, it shall so complete the Improvements in consideration of the payments to be made to it tinder the terms thereof, shall comply with all other terms of said contract, and shall recognize Lender's rights under its Note, Security Agreement and this Agreement, conditioned upon Lender, at such time, agreeing in writing to perform all obligations of Owner tinder said contracts. In addition Contractor agrees that the contract shall not be terminated by it without a fifteen (15) day prior written notice to Lender, which shall have said period at its option to cure any defect or breach by Borrower or Owner in said contract. The Borrower, Owner and Contractor each agree to observe the requirements of this Agreement, and not to make any changes in the Plans which would entail any substantial variance in accepted plans, specifications or contract price, or to amend the Contract, or make any changes by altering or adding to the work contemplated thereby, nor to enter into any other contract, construction or work relating to the Collateral or the Improvements without first having obtained the prior written consent of the Lender and any necessary consent of any corporate surety, except as permitted herein. Should any additional work be consented to in the future by Lender, it shall be fully governed by the terms and conditions of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Construction Loan Agreement, the day and year first above written.


WITNESSES:                                  FIVECOM OF MAINE LLC
                                            By: FiveCom, Inc., its Manager


/s/ Bruce Tompkins                          By: /s/ Victor Colantonio, President
-----------------------------                   --------------------------------



                                            FIVECOM OF MAINE LLC
                                            By: FiveCom, Inc., its Manager


/s/ Bruce Tompkins                          By: /s/ Victor Colantonio, President
-----------------------------                   --------------------------------


                                            PEOPLES HERITAGE SAVINGS BANK


/s/ Bruce Tompkins                          By: /s/ Roger C. Levesque
-----------------------------                   --------------------------------
                                            Roger C. Levesque, Vice President



                                            CMP INTERNATIONAL CONSULTANTS


/s/ J. D. Fay                               By: /s/ Robert Letourneau
-----------------------------                   --------------------------------
                                            Robert Letourneau, Vice President

                      CONSTRUCTION LOAN AGREEMENT AMENDMENT


         Agreement made on April 9, 1997 by and between FIVECOM, LLC a Massachusetts limited liability company ("Owner") and PEOPLES HERITAGE SAVINGS BANK ("Lender").


                                    Recitals

         Owner, Lender, FiveCom of Maine LLC ("Borrower") and CMP International Consultants ("Contractor") entered into a Construction Loan Agreement relating to the construction of a fiber optic network in Maine dated March 11, 1997. In the signature lines on Page 9 of the Contract, "FiveCom LLC" was erroneously referenced as "FiveCom of Maine LLC".

         NOW, THEREFORE, FiveCom LLC hereby confirms, effective as of March 11, 1997, its status a a party to the Contract, namely the "Owner" in accordance with the terms and conditions thereof.

         IN WITNESS WHEREOF, this Agreement has been duly executed on the date erefernce above.

WITNESSES:                                 FIVECOM LLC, "Owner"
                                           By: FiveCom, Inc., Manager


/s/ illegible                              By: /s/ Victor Colantonio
-----------------------------                  ---------------------------------
                                               Victor Colantonio, President



                                           PEOPLES HERITAGE SAVINGS BANK


/s/ illegible                              By: /s/ Roger C. Levesque
-----------------------------                  ---------------------------------
                                               Roger C. Levesque, Vice President